UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2014

eFleets Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-153172	26-2374319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7660 Pebble Drive, Fort Worth, Texas

(Address of principal executive offices) (zip code)

 (817) 616-3161

 (Registrant's telephone number, including area code)

Numbeer, Inc.

(Former name, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2014, Numbeer, Inc., a Nevada corporation (the “Company”) and its wholly-owned subsidiary, eFleets Corporation, were merged, with the Company being the surviving entity. In connection with said merger, the Company changed its name to eFleets Corporation. A copy of the Articles of Merger filed with the Secretary of the State of Nevada on January 30, 2014, which contains the Amendment to the Certificate of Incorporation of the Company, is attached hereto as Exhibit 3.1

Item 8.01 Other Events; Voluntary Stock Symbol Change

The market effective date for the Company’s name change to eFleets Corporation is anticipated to be be February 10, 2014. In connection with the name change, the trading symbol of the Company’s common stock will change to EFLT.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Articles of Merger filed with the Secretary of State of Nevada on January 30, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFLEETS CORPORATION

Dated: February 6, 2014	By:	/s/ James Emmons
Name: James Emmons
Title: Chief Executive Officer

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